UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

UWHARRIE CAPITAL CORP

(Exact name of Registrant as Specified in Its Charter)

North Carolina	000-22062	56-1814206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 North First Street Albemarle, North Carolina		28001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 704-983-6181

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 15, 2021, Uwharrie Capital Corp (the “Company”), the bank holding company for Uwharrie Bank, announced that, effective that day, its common stock began trading on the OTC Market Group’s OTCQX® Best Market, upgrading from the Pink® market.

To qualify for OTCQX, companies must meet high financial standards, follow best practice corporate governance, and demonstrate compliance with applicable securities laws, and have a professional third-party sponsor introduction.  The Company was sponsored for OTCQX by Raymond James & Associates, Inc., a qualified third-party firm responsible for providing guidance on OTCQX requirements and recommending membership.

The Company’s common stock trades on OTCQX under the symbol “UWHR.” U.S. investors can find current financial disclosures and Real-Time Level 2 quotes for Uwharrie at www.otcmarkets.com.

A copy of this report is attached hereto as Exhibit 99.1 and incorporated by reference herein.

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of the Company’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook” or similar expressions. These statements are based upon the current belief and expectations of the Company’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated March 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Uwharrie Capital Corp

Date: March 15, 2021	By:	/s/ R. David Beaver, III
R. David Beaver, III
Principal Financial Officer